UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2007
HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 31, 2007, Harris Corporation, a Delaware corporation (“Harris”), entered into a definitive Stock Purchase Agreement (the “Agreement”), with Netco Government Services, LLC, a Minnesota limited liability company (the “Seller”). Pursuant to the terms of the Agreement, Harris will acquire from the Seller all of the issued and outstanding stock of Multimax Incorporated, a Maryland corporation (“Multimax”). The purchase price for Multimax is $400,000,000, subject to possible upward or downward adjustment as set forth in the Agreement. Multimax is a provider of information technology and communications services and solutions supporting the Department of Defense, federal civilian agencies, and state and local governments. Multimax is owned by the Seller and the Seller is indirectly owned by Cerberus Partners, L.P. and certain other funds and/or accounts affiliated with Cerberus Capital Management, L.P.
The closing of the acquisition is conditioned upon, among other things, customary closing conditions, including: (1) expiration or termination of the waiting period of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (2) the accuracy in all material respects of the representations and warranties of each party as of the closing or other applicable date, (3) the performance in all material respects by the parties of their respective obligations under the Agreement, and (4) in the case of Harris, the absence of any change or event which would reasonably be expected to result in a material adverse effect on Multimax. The acquisition is expected to close prior to Harris’ fiscal year end on June 29, 2007 (the “Closing”).
Harris and the Seller, with respect to the acquisition, have each made customary representations, warranties, covenants and indemnities in the Agreement including, among others, covenants that (i) prior to the Closing, subject to certain exceptions, the Seller will cause Multimax to operate and carry on its business in all material respects in the ordinary course consistent with past practices and as presently operated, except as business may be impacted by the Agreement; (ii) subject to the terms of the Agreement, that each of the parties will use commercially reasonable efforts under the circumstances to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Agreement; and (iii) each party will make all filings necessary to obtain all necessary regulatory or other approvals.
In connection with the Agreement, Cerberus Partners, L.P., an affiliate of Multimax and the Seller, executed an irrevocable and unconditional guaranty in favor of Harris, guarantying performance and payment of the Seller’s covenants and obligations under the Agreement.
There can be no assurances that the closing conditions set forth in the Agreement will be satisfied or waived or that the Closing will occur on or before June 29, 2007. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On May 31, 2007, Harris issued a press release in which it announced that it entered into the Agreement and that it is revising guidance regarding expected earnings per share for fiscal 2007 and fiscal 2008. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Use of Non-GAAP Financial Information.
The press release includes a discussion of non-GAAP financial measures, including earnings per share guidance for fiscal 2007 and fiscal 2008, in each case excluding certain costs, expenses, charges, gains or losses. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Earnings per share, excluding the impact of: (i) the gain associated with the combination of Harris’ Microwave Communications business and Stratex Networks, Inc. (the “Combination”); (ii) transaction and integration costs associated with the Combination; (iii) the impairment and related charges to Harris’ investment in Terion, Inc.; (iv) charges related to cost-reduction actions and the write-down of capitalized software in Harris’ Broadcast Communications segment; and (v) other costs, expenses and charges outlined in the press release is a financial measure that is not defined by GAAP and should be viewed in addition to, and not in lieu of, earnings per diluted share, and other financial measures on a GAAP basis. Harris has included in its press release a reconciliation of the non-GAAP financial measure disclosed in the press release to the most directly comparable GAAP financial measure.
     Harris management believes that this non-GAAP financial measure, when considered together with the GAAP financial measures, provides information that is useful to investors in understanding period-over-period operating results separate and apart from items that could have a disproportionate positive or negative impact on results in any particular period. Harris management also believes that this non-GAAP financial measure enhances the ability of investors to analyze trends in Harris’ business and to better understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its forecasting, budgeting and long-term planning process and to measure operating performance for some management compensation purposes. Please refer to Harris’ financial statements and accompanying footnotes for additional information and for a presentation of results in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit
The following exhibit is filed herewith:
2.1	Stock Purchase Agreement, dated as of May 31, 2007, between Harris Corporation, a Delaware corporation, and Netco Government Services, LLC, a Minnesota limited liability company.*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Harris hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.
The following exhibit is furnished herewith:
99.1	Press Release, issued by Harris Corporation on May 31, 2007 (furnished pursuant to Item 7.01 and not filed).

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

June 1, 2007	/s/ Scott T. Mikuen

	Name:	Scott T. Mikuen
	Title:	Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
2.1	Stock Purchase Agreement, dated as of May 31, 2007, between Harris Corporation, a Delaware corporation, and Netco Government Services, LLC, a Minnesota limited liability company.*

*    Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Harris hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

99.1	Press Release, issued by Harris Corporation on May 31, 2007 (furnished pursuant to Item 7.01 and not filed).